Exhibit 99.3

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORTS

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARY

December 31, 2002

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	3

FINANCIAL STATEMENTS

Consolidated Balance Sheet	4 - 5

Consolidated Statement of Operations	6

Consolidated Statement of Changes in Stockholders’ Equity	7

Consolidated Statement of Cash Flows	8 -9

Notes to Consolidated Financial Statements	10 - 18

SUPPLEMENTAL INFORMATION	19

Independent Auditors’ Report on Supplemental Information	20

Schedule of Consolidated Selling, General and Administrative Expenses	21

Schedule of Open Contracts	22

Schedule of Closed Contracts	23

Schedule of Time and Material Job Activity	24

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiary

We have audited the consolidated balance sheet of Electric Machinery Enterprises, Inc. and Subsidiary (collectively, the “Company”) as of December 31, 2002, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electric Machinery Enterprises, Inc. and Subsidiary, as of December 31, 2002, and the results of its operations, changes in stockholders’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tampa, Florida

March 26, 2003

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET

December 31, 2002

ASSETS

CURRENT ASSETS
Cash and cash equivalents (notes A4 and A10)	$664,500

Contract receivables (notes A6, C and E)
Billed	9,620,578
Unbilled	1,026,591
Retainage	2,897,060

13,544,229

Notes receivable (note B)	229,775

Other receivables	182,826

Income tax refund receivable	116,000

Costs and estimated earnings in excess of billings on uncompleted contracts (notes A5 and C)	5,533,242

Inventory (notes A7 and E)	2,085,651

Prepaid expenses	39,000

Total current assets	22,395,223

PROPERTY, PLANT AND EQUIPMENT - at cost, less accumulated depreciation (notes A8, D, E and F)	2,336,813

INVESTMENTS
Real estate held for future use	838,511
Cash surrender value of life insurance policies (net of $144,366 of loans payable)	101,750
Investments - deferred compensation (note K)	262,691
Investment in partnership	37,733

1,240,685

OTHER ASSETS
Deferred tax asset (notes A9 and G)	234,000
Notes receivable (note B)	214,626
Other	54,884

503,510

$26,476,231

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET

December 31, 2002

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Notes payable (note E)	$4,411,037
Current maturities of long-term debt (note F)	376,629
Accounts payable	3,875,021
Billings in excess of costs and estimated earnings on uncompleted contracts (notes A5 and C)	3,042,829
Accrued expenses	190,265

Total current liabilities	11,895,781

LONG-TERM DEBT, less current maturities (note F)	4,753,040

DEFERRED COMPENSATION (note K)	262,691

COMMITMENTS AND CONTINGENCIES (note H)	—

Total liabilities	16,911,512

STOCKHOLDERS’ EQUITY
Common stock
Class A - voting stock, $.01 par value, 10,000,000 shares authorized, 1,417,872 shares issued and outstanding	14,179
Class B - non-voting stock, $.01 par value, 10,000,000 shares authorized, 1,093,539 shares issued and outstanding	10,935
Paid-in capital in excess of par value	4,186,503
Retained earnings	6,281,892

10,493,509
Less 43,931 shares of common stock in treasury at cost (note J)	(928,790)

Total stockholders’ equity	9,564,719

$26,476,231

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2002

Earned revenues (note A5)	$53,048,522

Cost of earned revenues (note A5)	42,499,510

Gross profit	10,549,012

Selling, general and administrative expenses	11,887,439

Operating loss	(1,338,427)

Other income (expense)
Interest expense	(576,399)
Interest income	285,261
Bad debt recovery	744,730
Gain on sale of property	302,765
Miscellaneous	60,235

816,592

Loss before income taxes	(521,835)

Provision for income taxes (notes A9 and G)
Current benefit	116,000
Deferred benefit	24,000

140,000

NET LOSS	$(381,835)

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the year ended December 31, 2002

	Class A Stock	Class B Stock	Additional Capital	Retained Earnings	Common Stock in Treasury	Total
Balance at December 31, 2001	$14,179	$10,935	$4,186,503	$6,663,727	$(864,590)	$10,010,754
Cost of 4,066 shares acquired for treasury	—	—	—	—	(64,200)	(64,200)
Net loss	—	—	—	(381,835)	—	(381,835)

	$14,179	$10,935	$4,186,503	$6,281,892	$(928,790)	$9,564,719

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2002

Cash flows from operating activities
Net loss	$(381,835)

Adjustments to reconcile net earnings to net cash provided by operating activities
Gain on sale of assets	(302,765)
Depreciation and amortization	541,014
Decrease in inventory	199,064
Decrease in accounts receivable	4,053,813
Increase in income tax refund and other receivables	(298,826)
Decrease in retirement arrangement	5,812
Decrease in prepaid expenses and other assets	39,706
Increase in deferred tax asset	(24,000)
Net increase in costs and estimated earnings in excess of billings on uncompleted contracts	(1,964,533)
Decrease in accounts payable	(1,077,520)
Decrease in accrued expenses and deferred compensation	(183,740)
Decrease in income taxes payable	(189,382)

Total adjustments	798,643

Net cash provided by operations	416,808

Cash flows from investing activities
Decrease in equity of partnership investment	(1,656)
Proceeds from sale of property and equipment	57,612
Property and equipment additions	(154,413)

Net cash used by investing activities	(98,457)

Cash flows from financing activities
Net increase in notes receivable	(66,618)
Net payments on bank lines of credit	(612,301)
Proceeds from long-term debt	1,308,951
Payments on long-term debt	(688,314)
Purchase of treasury stock	(64,200)

Net cash used by financing activities	(122,482)

Net increase in cash and cash equivalents	195,869

Cash and cash equivalents at beginning of year	468,631

Cash and cash equivalents at end of year	$664,500

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

For the year ended December 31, 2002

Supplemental disclosures of cash flow information
Cash paid during the year
Interest	$572,918

Income taxes	$165,567

Supplemental disclosure of non-cash investing and financing transactions

The Company sold a building and land with a net book value of $335,049 and received total consideration of $631,961, resulting in a gain of $296,912

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2002

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A description of the Company and a summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

1. Description of the Business

Electric Machinery Enterprises, Inc., (“EME”), located in Tampa, Florida, is engaged primarily in the electrical construction of industrial and commercial buildings, providing services to a wide variety of clients in the United States and abroad. EME, through an operating division, is involved in the construction of towers used in the cellular telephone industry. EME’s construction contracts are typically twelve months or less, but may involve a longer duration of time depending upon the nature and size of the project. EME Modular Structures, Inc., a wholly owned subsidiary of EME, is engaged in the construction of concrete modular buildings.

2. Principles of Consolidation

The financial statements include the consolidated accounts of Electric Machinery Enterprises, Inc. and its subsidiary, EME Modular Structures, Inc. (collectively, the “Company”). All significant intercompany transactions and accounts have been eliminated.

3. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

4. Cash and Cash Equivalents

Cash and cash equivalents are comprised of highly liquid instruments with original maturities of three months or less. The cash balance includes no cash equivalents at December 31, 2002.

5. Revenue Recognition

Revenue on long-term contracts is recorded on the basis of the Company’s estimates of the percentage-of-completion of individual contracts, measured for each contract by the percentage of costs incurred-to-date to estimated total costs at completion (cost to cost method). As these long-term contracts extend over one or more years, revisions in costs and profits estimated during the course of the work are recorded in the accounting period in which the facts requiring their revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on the contract is recognized.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

6. Contracts Receivable

The Company considers contracts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. The unbilled portion of accounts receivable relates to jobs completed at year-end, but not billed due to continuing litigation. (See note C).

7. Inventory

Inventory is stated at the lower of cost or market, determined by the first-in, first-out method.

8. Depreciation and Amortization

Depreciation is provided using both accelerated and straight-line methods over the estimated useful lives of the related assets, ranging from 3 to 39 years. Leasehold improvements are amortized over the shorter of the term of the lease or the useful life of the asset.

9. Income Taxes

The Company accounts for certain items differently for financial reporting purposes than for federal income tax purposes and makes appropriate provisions for deferred taxes in recognition of the temporary and permanent differences. The principal differences relate to deferred compensation payments and nondeductible meals and entertainment.

10. Concentrations of Credit Risk

Cash balances are maintained in financial institutions. Occasionally, deposits exceed amounts insured by the Federal Deposit Insurance Corporation. Accordingly, the Company places its cash with banks it considers to be high credit quality financial institutions.

NOTE B - NOTES RECEIVABLE

Notes receivable consisted of the following at December 31, 2002:

Demand notes receivable from related parties, interest ranging from 4.75% to 11%, unsecured	$224,455
Note receivable from individual, weekly payments of $200 including interest at 6.75% per annum, due June 2005, secured by vehicle	16,946

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE B - NOTES RECEIVABLE - Continued

Note receivable from unrelated company, interest at 9% per annum, due December 2006, guaranteed by major stockholder of the unrelated company	203,000

444,401
Less current portion	229,775

$214,626

NOTE C - CONTRACTS IN PROGRESS

Uncompleted contracts at December 31, 2002 are summarized as follows:

Costs incurred on uncompleted contracts	$31,920,622
Estimated earnings on uncompleted contracts	10,869,592

42,790,214
Less billings to date	40,299,801

$2,490,413

These components are included on the balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$5,533,242
Billings in excess of costs and estimated earnings on uncompleted contracts	3,042,829

$2,490,413

Included in the total contract receivable balance of $13,544,229 is approximately $2.5 million of receivables related to contracts currently undergoing legal action with payment contingent on the outcome of these legal proceedings. The Company’s management and legal counsel are of the opinion the outcome of the legal actions will be favorable. Any amounts originally recorded in receivables that upon further discovery become uncollectible will be written off at the time such determination is made.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE C - CONTRACTS IN PROGRESS - Continued

Included in costs and estimated earnings in excess of billings on uncompleted contracts are amounts for costs incurred by the Company for damages caused by third parties with an approximate value of $450,000. As of December 31, 2002, no dispute of these charges has been made and the Company anticipates full collection.

Also included in costs and estimated earnings in excess of billings on uncompleted contracts, are amounts in excess of the agreed contract price for customer caused delays, changes in specification and design, pending change orders as to both scope and price, or other causes of unanticipated additional costs, totaling approximately $1 million. These amounts are readily estimated and the Company anticipates full collection of this amount.

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2002:

Land	$52,244
Buildings	1,267,139
Leasehold improvements	825,428
Equipment	2,237,262
Vehicles	1,437,629
Furnishings and fixtures	105,331

5,925,033
Less accumulated depreciation and amortization	3,588,220

$2,336,813

NOTE E - NOTES PAYABLE

Notes payable consisted of the following at December 31, 2002:

Bank line of credit of $7,500,000, interest payable monthly at prime (4.25% at December 31, 2002), due June 2003, secured by contract receivables, inventory and equipment	$4,411,037

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE F - LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2002:

Note payable to individual, interest payable monthly at 12%, principal payments of $50,000 annually, at option of payee, unamortized principal balance due March 2005, secured by partnership interest and real estate	$317,253
Mortgage payable to bank, monthly principal payments of $7,708 plus interest at prime (4.25% at December 31, 2002), secured by real estate, due October 2007	1,364,375
Note payable to related individual, interest payable quarterly at 9.5%, balance due October 2004, unsecured	53,458
Note payable to stockholder, interest payable annually at 8%, due December 2006, unsecured	560,000
Installment notes payable to various banks and finance companies, monthly payments of approximately $14,000 including interest ranging from 4.25% to 16.49%, secured by equipment purchased	252,493
Note payable to related company, interest payable monthly at prime (4.25% at December 31, 2002) plus .25%, due October 2005, unsecured	261,423
Note payable to related individuals, interest payable monthly at prime (4.25% at December 31, 2002) plus .25%, due December 2004, unsecured	100,000
Mortgage payable to bank, monthly payments of $2,700, including interest at the bank’s prime index (6% at December 31, 2002) plus 2%, due September 2006, secured by real estate	161,163
Note payable to stockholders, interest payable at prime (4.25% at December 31, 2002) plus 1%, due December 2004, unsecured	181,000
Note payable to related company, monthly principal payments of $2,145 plus interest at prime (4.25% at December 31, 2002) plus .25%, due May 2010, unsecured	1,583,504

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE F - LONG-TERM DEBT - Continued

Note payable to stockholders, interest payable at prime (4.25% at December 31, 2002) plus .25%, due April 2005, unsecured	200,000
Note payable to related company, interest payable at prime (4.25% at December 31, 2002), due on demand, unsecured	95,000

5,129,669
Less current maturities	376,629

$4,753,040

Interest expense during the year ended December 31, 2002 included approximately $198,000 to the above referenced related companies, stockholders and individuals.

Principal maturities on long-term debt are as follows:

December 31,
2003	$376,629
2004	549,438
2005	974,127
2006	754,553
2007	1,020,115
Thereafter	1,454,807

$5,129,669

NOTE G - INCOME TAXES

The Financial Accounting Standards Board adopted Statement of Financial Accounting Standards (SFAS) No. 109, accounting for income taxes. The standard supersedes substantially all existing authoritative literature for accounting for income taxes.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE G - INCOME TAXES - Continued

The calculation under (SFAS) No. 109 results in a net deferred tax asset of $234,000 as of December 31, 2002. Following is a summary of the components of the deferred tax asset:

Deferred tax asset due to future income tax benefits from deferred compensation arrangements	$89,000
Deferred tax asset due to future state income tax benefits from net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiary	145,000

$234,000

The difference in the provision for federal income taxes from that obtained by applying normal corporate rates to income before taxes is due principally to the differences in deferred compensation and nondeductible meals and entertainment expenses. Following is a summary of the effect on operations of this difference:

Current Benefit

Current income tax provision	$177,000
Income tax effect of non-deductible expenses	(57,000)
Income tax effect of temporary differences	(4,000)

$116,000

Deferred Benefit

Increase in deferred tax asset due to increase in state net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiary	$22,000
Decrease in deferred tax asset due to temporary differences of Electric Machinery Enterprises, Inc. and Subsidiary	(5,000)
Increase in valuation allowance of deferred tax asset	7,000

$24,000

The Company has available approximately $2.6 million in net operating loss carryforwards available to offset future State of Florida taxable income expiring through 2017. The tax benefit of these operating loss carryforwards is recorded in the balance sheet as a deferred tax asset.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE H - COMMITMENTS AND CONTINGENCIES

1. Lease Commitments

The Company leases vehicles under noncancelable operating leases for periods up to four years. In addition, the Company conducts its operations in a facility leased from a related corporation owned by stockholders of Electric Machinery Enterprises, Inc.

Total rent expense for the year ended December 31, 2002 was approximately $766,000 of which approximately $586,000 was for the facility leased from a related corporation.

Approximate future minimum rentals on noncancellable leases at December 31, 2002 are as follows:

Year ending December 31,
2003	$798,714
2004	695,243
2005	633,279
2006	632,921
2007	632,921
Thereafter	4,746,906

$8,139,984

2. Contingencies

The Company is involved in other legal actions and proceedings, however, no actions exist which, in management’s opinion, would have a material effect on the Company’s financial position. See note C for a discussion of legal actions related to contract receivables.

NOTE I - RETIREMENT PLAN

The Company adopted a 401(k) savings plan effective January 1, 1997. The plan covers all employees who are at least 18 years of age with one or more years of service. The Company did not make any discretionary contributions for the year ended December 31, 2002.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2002

NOTE J - EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

The EME Employee Stock Ownership Plan and Trust (the “Plan”) enables employees of the Company to share in the growth of the Company through the acquisition of stock. Employees of the Company are generally eligible to participate in the Plan after one year of service and attainment of age 18, provided they worked at least 1,000 hours during such Plan year and are employed on the last working day of the Plan year.

The Plan provides for the Company, at the discretion of its Board of Directors, to make contributions up to the maximum amount permitted under the Internal Revenue Code, as amended. The Company did not contribute to the Plan during the year ended December 31, 2002.

Additionally, during the year ended December 31, 2002, the Company purchased 4,066 shares from the Plan relating to the first right of refusal on the shares of stock assigned to employees who left the Company. These shares were repurchased at a price of $15.79 each (as valued by a third party hired by the Company), for a total cost of approximately, $64,000.

NOTE K - DEFERRED COMPENSATION

The Company has a non-qualified deferred compensation arrangement with members of executive management under which future benefits are funded through investments in mutual funds and deferred annuities. The Company had investments in mutual funds and deferred annuities totaling $262,691 to pay deferred compensation liabilities of $262,691 at December 31, 2002. Total deferred compensation expense approximated $15,000 for the year ended December 31, 2002.

NOTE	L – MAJOR CUSTOMER

Two customers generated revenue of approximately 34%, or $18 million, of the Company’s total consolidated earned revenue for the year ended December 31, 2002. Amounts due from these customers represent approximately 20% of total consolidated contract receivables, or $2.7 million, and 86% of costs and estimated earnings in excess of billings on uncompleted contracts, or $4.8 million.

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTAL INFORMATION

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiary

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole of Electric Machinery Enterprises, Inc. and Subsidiary for the year ended December 31, 2002. The supplemental information presented hereinafter is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Tampa, Florida

March 26, 2003

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF CONSOLIDATED SELLING, GENERAL

AND ADMINISTRATIVE EXPENSES

For the year ended December 31, 2002

Advertising and promotion	$39,992
Auto and truck expenses	284,416
Bad debts	3,751,765
Bank charges	39,012
Contract services	151,113
Contributions	4,854
Depreciation and amortization	68,910
Dues and subscriptions	43,178
Electricity and water	132,258
Freight and postage	13,067
Insurance	2,247,706
Laboratory testing	26,845
Legal and accounting	1,443,738
Licenses	29,281
Loan costs	22,677
Miscellaneous	114,956
Office supplies	259,402
Rents	765,992
Repairs and maintenance	75,972
Retirement benefits administration	51,298
Salaries and bonuses	3,441,759
Taxes	317,566
Telephone	300,247
Training and education	38,034
Travel	59,220
Less burden allocated to cost of sales	(1,835,819)

$11,887,439

Electric Machinery Enterprises, Inc. and Subsidiaries

SCHEDULE OF OPEN CONTRACTS

December 31, 2002

CONTRACT DESCRIPTION	ESTIMATED CONTRACT PRICE	TOTAL ESTIMATED COSTS	EST. GROSS PROFIT(LOSS) @ COMPLETION	CONTRACT COSTS TO DATE	PERCENT COMPLETE TO DATE	PROFIT (LOSS) TO DATE	PROFIT (LOSS) PRIOR YEAR	PROFIT (LOSS) CURRENT	TOTAL BILLING TO DATE	BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
Adventure Beach Deck #2	$371,107	$241,587	$129,520	$105,039	43.48%	$56,315	$—	$56,315	$145,519	$—	$15,835
Northport WWTP	619,829	477,309	142,520	33,366	6.99%	9,962	—	9,962	46,709	(3,381)	—
Grand Isle Villas Exuma	317,092	250,700	66,392	41,266	16.46%	10,928	—	10,928	93,524	(41,330)	—
Manatee Elementary A’	1,090,052	897,795	192,257	404,004	45.00%	86,516	—	86,516	456,369	—	34,151
Manatee Elementary B’	1,151,903	966,118	185,785	284,485	29.45%	54,714	—	54,714	319,758	—	19,441
San Juan Airport	359,000	279,858	79,142	122,516	43.78%	34,648	—	34,648	137,300	—	19,864
OCCC Phase Five	14,563,859	10,795,368	3,768,491	9,630,548	89.21%	3,361,871	498,940	2,862,931	9,278,234	—	3,714,185
OCCC Systems, Division 17	4,535,323	3,292,497	1,242,826	2,276,133	69.13%	859,166	36,253	822,913	2,872,550	—	262,749
Merk-Medco RX Service	494,453	349,622	144,831	257,020	73.51%	106,465	2,848	103,617	464,453	(100,968)	—
Pine Crest Place	1,919,604	1,576,112	343,492	1,133,226	71.90%	246,971	1,451	245,520	1,875,327	(495,130)	—
Ocwen Computer Room	200,725	154,736	45,989	128,706	83.18%	38,254	—	38,254	169,325	(2,365)	—
Newport Place	394,382	294,822	99,560	243,709	82.66%	82,296	—	82,296	361,197	(35,192)	—
ALF Waterside	634,353	504,522	129,831	265,732	52.67%	68,382	—	68,382	546,555	(212,441)	—
UCC II Building	489,732	416,068	73,664	367,146	88.24%	65,001	—	65,001	472,791	(40,644)	—
Prosperity Oaks	1,034,698	814,167	220,531	92,507	11.36%	25,052	—	25,052	144,698	(27,139)	—
Prog. Physical Damage TRN	419,416	324,616	94,800	235,478	72.54%	68,768	—	68,768	419,416	(115,170)	—
KMBT Storage Building	275,052	215,704	59,348	72,765	33.73%	20,018	—	20,018	56,877	—	35,906
Echelon Offices	135,500	114,877	20,623	113,877	99.13%	20,444	—	20,444	115,500	—	18,821
Delta Airlines Airside E	241,614	182,383	59,231	137,039	75.14%	44,506	—	44,506	241,614	(60,069)	—
Dominion Telecom	142,910	108,905	34,005	52,060	47.80%	16,254	—	16,254	59,634	—	8,680
Four Seasons Resort	10,975,975	8,933,031	2,042,944	6,561,839	73.46%	1,500,747	—	1,500,747	7,013,079	—	1,049,507
Verizon Switch	4,751,643	4,396,484	355,159	2,279,475	51.85%	184,150	—	184,150	4,192,680	(1,729,055)	—

TOTAL	$45,118,222	$35,587,281	$9,530,941	$24,837,936		$6,961,428	$539,492	$6,421,936	$29,483,109	$(2,862,884)	$5,179,139

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF CLOSED CONTRACTS

December 31, 2002

CONTRACT DESCRIPTION	CONTRACT PRICE	DIRECT COSTS TO DATE	PROFIT (LOSS) TO DATE	PROFIT (LOSS) PRIOR YEAR	PROFIT (LOSS) CURRENT	TOTAL BILLING TO DATE	BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
H. Lee Moffit Cancer Center	$1,495,872	$795,662	$700,210	$766,185	$(65,975)	$1,495,872	$—	$—
St Pete Jr. College	1,722,459	1,409,466	312,993	279,328	33,665	1,722,459	—	—
T.B.W. Surface Water DBO	5,054,182	2,280,871	2,773,311	247,710	2,525,601	5,054,182	—	—
T.B.W. Surface Water DBB	1,295,403	731,695	563,708	114,001	449,707	1,295,403	—	—
TBW Alafia River Pump St.	559,865	287,452	272,413	9,452	262,961	559,865	—	—
St. Croix Airport	3,065,295	2,770,452	294,843	497,392	(202,549)	3,065,295	—	—
Emerald Bay	403,760	385,173	18,587	29,441	(10,854)	403,760	—	—
Venice WWTP Expansion	1,484,474	1,110,309	374,165	258,869	115,296	1,484,474	—	—
Ritz-Club & Expansion, St. Thomas VI	3,133,862	2,533,982	599,880	308,523	291,357	3,133,862	—	—
Nina Harris ESE Center	1,020,610	795,273	225,337	158,797	66,540	1,020,610	—	—
Ritz Power & Comm., St Thomas VI	1,602,064	950,144	651,920	520,875	131,045	1,602,064	—	—
Weston Hotel, St. John	522,506	380,292	142,214	143,215	(1,001)	522,506	—	—
USF Largo	165,903	140,901	25,002	—	25,002	165,903	—	—
SJH Central Energy Plant	988,598	742,948	245,650	241,943	3,707	988,598	—	—
Baggage Handling Airside E	390,376	329,346	61,030	—	61,030	390,376	—	—
Teleplace	202,061	95,194	106,867	106,915	(48)	202,061	—	—
Delta Airlines Call Center	104,198	62,843	41,355	—	41,355	104,198	—	—
Delta Airlines Call Center - Data	184,029	126,875	57,154	—	57,154	184,029	—	—
Army Aviation Support II	218,166	153,497	64,669	—	64,669	218,166	—	—
UBC Phase 4	311,209	216,309	94,900	—	94,900	311,209	—	—
Cendant	294,442	168,196	126,246	—	126,246	294,442	—	—
AT&T Ltg. Upgrade	102,147	84,654	17,493	—	17,493	102,147	—	—
Sykes	304,544	337,323	(32,779)	—	(32,779)	304,544	—	—
TECO Data Center	121,701	71,136	50,565	—	50,565	121,701	—	—
Progress Energy Crystal River	70,878	49,687	21,191	—	21,191	70,878	—	—
Uniroyal Phase II	1,723,989	1,229,264	494,725	471,722	23,003	1,723,989	—	—
Ritz-Carlton, Sarasota	5,272,878	5,278,102	(5,224)	50,108	(55,332)	5,272,878	—	—
Ritz-Carlton Condos	1,284,711	1,245,314	39,397	15,183	24,214	1,284,711	—	—

TOTAL	$33,100,182	$24,762,360	$8,337,822	$4,219,659	$4,118,163	$33,100,182	$—	$—

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF TIME AND MATERIAL JOB ACTIVITY

December 31, 2002

	JOB REVENUE	DIRECT COSTS	PROFIT	BILLING	BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
2002 TIME AND MATERIAL JOB ACTIVITY	$10,990,850	$7,082,686	$3,908,164	$10,816,692	$(179,945)	$354,103